                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 19, 2001
                                                          --------------

                                  ASPEON, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                DELAWARE                000-21477          52-1945748
        --------------------------- ------------------ ---------------------
            (STATE OR OTHER          (COMMISSION FILE      (IRS EMPLOYER
            JURISDICTION OF               NUMBER)        IDENTIFICATION NO.)
            INCORPORATION)


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b)      Retention of Independent Accountants.

                  On March 19, 2001, the registrant retained BDO Seidman, LLP as its independent auditing firm. On a Form 8-K, filed with the Commission on January 31, 2001, the registrant previously had reported the resignation of its prior independent auditing firm.

                  During the registrant's fiscal years ended June 30, 1999 and 2000 and the period from July 1, 2000 to March 19, 2001, neither the registrant nor any person on its behalf consulted with BDO Seidman, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 23, 2001                ASPEON, INC.


                                       By: /s/ RICHARD P. STACK
                                           -------------------------------------
                                           Richard P. Stack
                                           Chief Executive Officer and President


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